UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2006

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

10188 Telesis Court, Suite 100, San Diego, California 92121

(Address of principal executive offices)(Zip Code)

(858) 799-5000

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On May 24, 2006, Accelrys, Inc. issued a press release announcing its results for the quarter and fiscal year ended March 31, 2006 and for the quarter and nine month period ended December 31, 2005. The Company also announced that it has completed the restatement of its historical financial statements and filed its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2005 and its Annual Report on Form 10-K for the fiscal year ended March 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

	By:	/S/ David Sankaran
David Sankaran
Senior Vice President and
Chief Financial Officer

Date: May 24, 2006

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 24, 2006